Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Matt Downing/Clark Khayat
Mayfield Village, Ohio 44143	(440) 395-4222
http://www.progressive.com

PROGRESSIVE REPORTS AUGUST RESULTS

MAYFIELD VILLAGE, OHIO — September 15, 2011 — The Progressive Corporation today reported the following results for August 2011:

(millions, except per share amounts and ratios; unaudited)	August 2011	August 2010	Change

Net premiums written	$1,206.4	$1,146.5	5%
Net premiums earned	$1,149.9	$1,110.1	4%
Net income	$22.5	$66.5	(66)%
Per share	$.04	$.10	(65)%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$(35.7)	$(13.8)	159%
Combined ratio	97.6	93.1	4.5	pts.
Average diluted equivalent shares	632.0	661.1	(4)%

(in thousands; unaudited)	August 2011	August 2010	Change

Policies in Force:
Agency – Auto	4,617.3	4,472.5	3%
Direct – Auto	3,799.4	3,551.0	7%

Total Personal Auto	8,416.7	8,023.5	5%
Total Special Lines	3,844.6	3,665.1	5%

Total Personal Lines	12,261.3	11,688.6	5%

Total Commercial Auto	514.0	519.6	(1)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

August 2011

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,206.4

Revenues:
Net premiums earned	$1,149.9
Investment income	40.0
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	0

Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	(35.7)	Primarily reflects the current month loss on our open interest rate swap positions.

Total net realized gains (losses) on securities	(35.7)
Service revenues	1.5
Net gain (loss) on extinguishment of debt	(.1)

Total revenues	1,155.6

Expenses:
Losses and loss adjustment expenses	863.4
Policy acquisition costs	107.9
Other underwriting expenses	150.5
Investment expenses	2.0	Includes $1.0 million of expenses related to the issuance of our 3.75% Senior Notes due 2021.
Service expenses	1.6
Interest expense	10.8

Total expenses	1,136.2

Income before income taxes	19.4
Provision (benefit) for income taxes	(3.1)	The tax benefit reflects about $6.3 million of elective tax credits primarily related to the 2007-2009 tax years.

Net income	$22.5

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	627.6

Per share	$.04

Diluted:
Average shares outstanding	627.6
Net effect of dilutive stock-based compensation	4.4

Total equivalent shares	632.0

Per share	$.04

[1]

See the Monthly Commentary at the end of this release. For a description of our reporting and accounting policies, see Note 1 to our 2010 audited consolidated financial statements included in our 2010 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

August 2011 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2011	2010	% Change

Net premiums written	$10,439.5	$10,053.0	4

Revenues:
Net premiums earned	$9,972.9	$9,577.0	4
Investment income	321.9	347.7	(7)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(4.5)	(17.5)	(74)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	.9	5.5	(84)

Net impairment losses recognized in earnings	(3.6)	(12.0)	(70)
Net realized gains (losses) on securities	77.1	10.3	649

Total net realized gains (losses) on securities	73.5	(1.7)	NM
Service revenues	15.0	12.5	20
Net gain (loss) on extinguishment of debt	(.1)	6.4	NM

Total revenues	10,383.2	9,941.9	4

Expenses:
Losses and loss adjustment expenses	7,097.5	6,713.2	6
Policy acquisition costs	937.0	908.1	3
Other underwriting expenses	1,244.3	1,188.0	5
Investment expenses	9.7	7.6	28
Service expenses	12.3	14.5	(15)
Interest expense	84.3	91.7	(8)

Total expenses	9,385.1	8,923.1	5

Income before income taxes	998.1	1,018.8	(2)
Provision for income taxes	316.4	331.6	(5)

Net income	$681.7	$687.2	(1)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	643.2	659.8	(3)

Per share	$1.06	$1.04	2

Diluted:
Average shares outstanding	643.2	659.8	(3)
Net effect of dilutive stock-based compensation	4.3	5.2	(17)

Total equivalent shares	647.5	665.0	(3)

Per share	$1.05	$1.03	2

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

August 2011

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income (loss) for the period:

	Current	Year-to-Date
	Month	2011	2010
Net income	$22.5	$681.7	$687.2

After-tax changes in:
Net unrealized gains (losses) on securities	(115.9)	(28.4)	266.0
Net non-credit related OTTI losses	0	(.6)	(3.6)

Total net unrealized gains (losses) on securities	(115.9)	(29.0)	262.4
Net unrealized gains on forecasted transactions[1]	(3.9)	(5.8)	(6.0)
Foreign currency translation adjustment	(.2)	.5	0

Comprehensive income (loss)	$(97.5)	$647.4	$943.6

Per share	$(.16)	$1.00	$1.42

[1]

During August, we recognized a $3.3 million unrealized loss on our debt issuance hedge, which was closed upon issuance of our 3.75% Senior Notes due 2021, and a $0.3 million realized gain associated with repurchasing a portion of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067; see the “Monthly Commentary” on page 8 for additional discussion. The remaining balance represents the normal monthly amortization.

The following table sets forth the investment results for the period:

	Current	Year-to-Date
	Month	2011	2010

Fully taxable equivalent total return:
Fixed-income securities	(.4)%	3.0%	5.8%
Common stocks	(5.7)%	(1.3)%	(3.6)%
Total portfolio	(1.0)%	2.4%	5.2%

Pretax recurring investment book yield	3.2%	3.3%	3.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

August 2011

($ in millions)

(unaudited)

Current Month
	Personal Lines Business			Commercial Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$608.2	$477.9	$1,086.1	$120.3	$0	$1,206.4
% Growth in NPW	3%	6%	4%	13%	NM	5%
Net Premiums Earned	$587.5	$448.2	$1,035.7	$114.1	$.1	$1,149.9
% Growth in NPE	2%	6%	4%	0%	NM	4%

GAAP Ratios
Loss/LAE ratio	74.9	75.9	75.3	72.5	NM	75.1
Expense ratio	20.7	24.8	22.5	22.6	NM	22.5

Combined ratio	95.6	100.7	97.8	95.1	NM	97.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$12.1
Current accident year						3.6

Calendar year actuarial adjustment	$7.2	$4.5	$11.7	$4.0	$0	$15.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$12.1
All other development						14.7

Total development						$26.8

Calendar year loss/LAE ratio						75.1

Accident year loss/LAE ratio						77.4

Statutory Ratios
Loss/LAE ratio						75.1
Expense ratio						21.6

Combined ratio						96.7

[1]

The other businesses generated an underwriting loss of $0.4 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

August 2011 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
	Personal Lines Business			Commercial Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$5,311.7	$4,075.5	$9,387.2	$1,052.2	$.1	$10,439.5
% Growth in NPW	2%	7%	4%	3%	NM	4%
Net Premiums Earned	$5,116.2	$3,880.3	$8,996.5	$972.7	$3.7	$9,972.9
% Growth in NPE	3%	8%	5%	(2)%	NM	4%

GAAP Ratios
Loss/LAE ratio	71.4	71.3	71.4	69.3	NM	71.1
Expense ratio	20.9	23.0	21.8	22.3	NM	21.9

Combined ratio	92.3	94.3	93.2	91.6	NM	93.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$122.1
Current accident year						24.5

Calendar year actuarial adjustment	$61.9	$51.8	$113.7	$32.9	$0	$146.6

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$122.1
All other development						76.3

Total development						$198.4

Calendar year loss/LAE ratio						71.1

Accident year loss/LAE ratio						73.1

Statutory Ratios
Loss/LAE ratio						71.1
Expense ratio						21.5

Combined ratio						92.6

Statutory Surplus						$5,739.4

NM = Not Meaningful

[1]	For the year, the other businesses generated an underwriting loss of $2.0 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

August 2011
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,588.2)	$11,941.2
Equity securities:
Nonredeemable preferred stocks[1] (cost: $490.3)	941.9
Common equities (cost: $1,384.2)	1,720.9
Short-term investments (amortized cost: $1,860.3)	1,860.3

Total investments[2,3]	16,464.3
Net premiums receivable	3,070.6
Deferred acquisition costs	458.0
Other assets[4]	2,382.0

Total assets	$22,374.9

Unearned premiums	$4,816.7
Loss and loss adjustment expense reserves[4]	7,240.8
Other liabilities[3]	1,787.5
Debt[5]	2,444.7
Shareholders’ equity	6,085.2

Total liabilities and shareholders’ equity	$22,374.9

Common shares outstanding	630.5
Shares repurchased – August	8.3
Average cost per share	$18.45
Book value per share	$9.65
Trailing 12-month return on average shareholders’ equity	16.8%
Net unrealized pretax gains (losses) on investments	$1,135.9
Increase (decrease) from July 2011	$(178.2)
Increase (decrease) from December 2010	$(44.6)
Debt-to-total capital ratio	28.7%
Fixed-income portfolio duration	1.8 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.06

[1]	As of August 31, 2011, we held certain hybrid securities and recognized a change in fair value of $5.4 million as a realized gain during the period we held these securities.
[2]	Includes $5.0 billion of short-term investments and U.S. Treasury securities prior to settling $21.0 million of net security transactions outstanding at month-end.
[3]	Includes $21.0 million of net unsettled security transactions (as discussed in note 2 above).
[4]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $746.8 million, which are included in “other assets.”
[5]

During August, we issued $500 million of our 3.75% Senior Notes due 2021 and repurchased $11.7 million of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067; see the “Monthly Commentary” on page 8 for additional discussion.

Monthly Commentary

•

During August, we incurred about $37 million, or 3.2 loss ratio points, of catastrophe losses, compared to $2.2 million, or 0.2 points, in August 2010. About 64% of the total catastrophe losses were related to Hurricane Irene. The states with the largest incurred catastrophe losses for the month were New York, Iowa, New Jersey, Virginia, Pennsylvania, and Nebraska.

•

On August 22, 2011, we issued $500 million of 3.75% Senior Notes due 2021 (the “Senior Notes”). We received proceeds of $497 million, after deducting underwriter’s discounts and commissions, and estimate we will incur an additional $1.0 million of expenses related to the issuance. In addition, upon issuance of the Senior Notes, we closed a forecasted debt issuance hedge, which was entered into to hedge against a possible rise in interest rates, and recognized a $3.3 million after-tax loss as part of shareholders’ equity; the loss will be recognized as an adjustment to interest expense and amortized over the life of the Senior Notes.

•

During August, we repurchased $11.7 million of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 at par in the open market, resulting in a net loss on these debt extinguishments of $0.1 million. In addition, during the month, we reclassified $0.3 million, on an after-tax basis, from accumulated other comprehensive income (balance sheet) to net realized gains on securities (income statement), reflecting the portion of the unrealized gain on forecasted transactions that was related to these debt extinguishments.

Events

We are currently scheduled to release September results on Wednesday, October 12, 2011, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot Discount®, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading of governmental, corporate, or other securities by a rating agency; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.